EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PNMAC Mortgage Opportunity Fund, LLC, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PNMAC Mortgage Opportunity Fund, LLC for the period ended December 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PNMAC Mortgage Opportunity Fund, LLC for the stated period.

/s/ David A. Spector, CEO David A. Spector CEO, PNMAC Mortgage Opportunity Fund, LLC	/s/ Andrew S. Chang, CFO Andrew S. Chang CFO, PNMAC Mortgage Opportunity Fund, LLC
Dated: 3/22/18

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PNMAC Mortgage Opportunity Fund, LLC for purposes of Section 18 of the Securities Exchange Act of 1934.